UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2025

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-11299	ENTERGY CORPORATION	1-35747	ENTERGY NEW ORLEANS, LLC
	(a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000		(a Texas limited liability company) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3702
	72-1229752		82-2212934

1-10764	ENTERGY ARKANSAS, LLC	1-31508	ENTERGY MISSISSIPPI, LLC
	(a Texas limited liability company) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000		(a Texas limited liability company) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000
	83-1918668		83-1950019

1-32718	ENTERGY LOUISIANA, LLC	1-09067	SYSTEM ENERGY RESOURCES, INC.
	(a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000		(an Arkansas corporation) 1340 Echelon Parkway Jackson, Mississippi 39213 Telephone (601) 368-5000
	47-4469646		72-0752777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Corporation	Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
	Common Stock, $0.01 Par Value	ETR	NYSE Texas

Entergy Arkansas, LLC	Mortgage Bonds, 4.875% Series due September 2066	EAI	New York Stock Exchange

Entergy Louisiana, LLC	Mortgage Bonds, 4.875% Series due September 2066	ELC	New York Stock Exchange

Entergy Mississippi, LLC	Mortgage Bonds, 4.90% Series due October 2066	EMP	New York Stock Exchange

Entergy New Orleans, LLC	Mortgage Bonds, 5.0% Series due December 2052	ENJ	New York Stock Exchange
	Mortgage Bonds, 5.50% Series due April 2066	ENO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement. (System Energy Resources, Inc.)

2025 Availability Agreement
The information set forth under Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01. The ensuing description of the 2025 Availability Agreement (defined below) does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2025 Availability Agreement, which is filed as Exhibit 1.01 to this Current Report on Form 8-K and incorporated herein by reference. The ensuing description of the Assignments of 2025 Availability Agreement (defined below) does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Assignment of Availability Agreement, Consent and Agreement, the Second Assignment of Availability Agreement, Consent and Agreement and the Third Assignment of Availability Agreement, Consent and Agreement which are filed as Exhibits 1.02 and 4.02, 1.03 and 4.03, and 1.04 and 4.04, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the entry into the Assignments of 2025 Availability Agreement, System Energy Resources, Inc. (the “Company”), a wholly-owned subsidiary of Entergy Corporation, executed and delivered to the Mortgage Trustee and the MBFC Indenture Trustee (each defined below) an Officer’s Certificate establishing certain provisions under the Mortgage (defined below) relating to the 2025 Availability Agreement and the Assignments of 2025 Availability Agreement, the complete text of which is filed as Exhibit 4.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Unit Power Sales Agreement Amendment
The Unit Power Sales Agreement, dated as of June 10, 1982, as amended and approved by the Federal Energy Regulatory Commission (the “FERC”), among the Company, and Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC and Entergy New Orleans, LLC (each a majority-owned, indirect subsidiary of Entergy Corporation and an “Affiliate Operating Company” and collectively, the “Affiliate Operating Companies”), allocates capacity, energy and related costs from the Company’s ownership and leasehold interests in Grand Gulf Nuclear Station (“Grand Gulf”) to the Affiliate Operating Companies (the “UPSA”). Effective October 1, 2025, the UPSA was amended to divest Entergy Louisiana, LLC’s share of such capacity, energy and related costs to Entergy Mississippi, LLC, such that Entergy Louisiana, LLC is no longer a party to the agreement (as so amended, the “2025 UPSA”). The FERC has approved such divestiture. Pursuant to the 2025 UPSA, the Company has agreed to make available to Entergy Arkansas, LLC, Entergy Mississippi, LLC and Entergy New Orleans, LLC (each a “2025 Affiliate Operating Company” and collectively, the “2025 Affiliate Operating Companies”) all of the capacity and energy available from the Company’s share of Grand Gulf. As of October 1, 2025, the allocation percentages under the 2025 UPSA are Entergy Arkansas, LLC (24.19%), Entergy Mississippi, LLC (56.38%) and Entergy New Orleans, LLC (19.43%). The complete text of the 2025 UPSA is filed as Exhibit 1.05 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement. (System Energy Resources, Inc.)

Termination of Availability Agreement and Assignments of Availability Agreement
Effective as of October 1, 2025, the Company and the Affiliate Operating Companies, The Bank of New York Mellon (successor to United States Trust Company of New York), as trustee (the “Mortgage Trustee”) pursuant to the Company’s Mortgage and Deed of Trust, dated as of June 15, 1977, as amended, restated and supplemented by the Twenty-fourth Supplemental Indenture, dated as of September 1, 2012 (as so amended, restated and supplemented and as heretofore further supplemented, the “Mortgage”), and The Bank of New York Mellon, as trustee (“MBFC Indenture Trustee”) under the Trust Indenture dated as of June 1, 2021 (the “Trust Indenture”) with respect to $83,695,000 aggregate principal amount of the Mississippi Business Finance Corporation’s Revenue Refunding Bonds (System Energy Resources, Inc. Project) Series 2021 (the “MBFC Bonds”), terminated and discharged (i) the Availability Agreement, dated as of June 21, 1974, as amended, among the Company and the Affiliate Operating Companies (the “Availability Agreement”); (ii) the Thirty-ninth Assignment of Availability Agreement, Consent and Agreement, dated as of June 15, 2021, among the Company, the MBFC Indenture Trustee, the Mortgage Trustee and the Affiliate Operating Companies (“Thirty-ninth Assignment of Availability Agreement”) securing the MBFC Bonds and the Company’s First Mortgage Bonds, MBFC Series due 2044 (the “Twenty-fourth Series Bonds”) issued under the Mortgage, including Officer’s Certificate No. 2-B-2 dated as of June 8, 2021 (“Officer’s Certificate No. 2-B-2”); (iii) the Forty-first Assignment of Availability Agreement, Consent and Agreement, dated as of March 14, 2023, among the Company, the Mortgage Trustee and the Affiliate Operating Companies (“Forty-first Assignment of Availability Agreement”) securing the Company’s First Mortgage Bonds, 6.00% Series due April 15, 2028 (the “Twenty-sixth Series Bonds”) issued under the Mortgage, including Officer’s Certificate No. 4-B-4, dated as of March 8, 2023 (“Officer’s Certificate No. 4-B-4”); and (iv) the Forty-second Assignment of Availability Agreement, Consent and Agreement, dated as of December 6, 2024, as supplemented by the Confirmation with Respect to Forty-second Assignment of Availability Agreement, Consent and Agreement, dated as of May 30, 2025, among the Company, the Mortgage Trustee and the Affiliate Operating Companies (“Forty-second Assignment of Availability Agreement” and together with the Thirty-ninth Assignment of Availability Agreement and the Forty-first Assignment of Availability Agreement, the “Assignments of Availability Agreement” and each, an “Assignment of Availability Agreement”) securing the Company’s First Mortgage Bonds, 5.30% Series due December 15, 2034 (the “Twenty-seventh Series Bonds” and together with the Twenty-fourth Series Bonds and the Twenty-sixth Series Bonds, the “Bonds”) issued under the Mortgage, including Officer’s Certificate No. 5-B-5, dated as of December 3, 2024 (“Officer’s Certificate No. 5-B-5”).

The Availability Agreement provided assurances that the Company had available adequate cash resources to cover its operating expenses and interest costs and permanent shutdown costs in the event of a shortfall of funds available to the Company from sales of power and energy under the UPSA. Such adequate cash resources were assured under the Availability Agreement by individually obligating the Affiliate Operating Companies to make payments or subordinated advances to the Company in accordance with stated percentages for each Affiliate Operating Company. Since commercial operation of Grand Gulf began, no payments under the Availability Agreement by the Affiliate Operating Companies have ever been required.

The Company, the Mortgage Trustee, the MBFC Indenture Trustee (in the case of the Thirty-ninth Assignment of Availability Agreement) and the Affiliate Operating Companies subsequently entered into each Assignment of Availability Agreement whereby the Company assigned its rights under the Availability Agreement as additional security for the respective series of Bonds and for the MBFC Bonds (in the case of the Thirty-ninth Assignment of Availability Agreement).

Pursuant to the terms of (i) Officer’s Certificate No. 2-B-2 and Section 4.13 of the Trust Indenture, each holder of the MBFC Bonds and the MBFC Indenture Trustee, as holder of the Twenty-fourth Series Bonds, has consented to the termination of the Availability Agreement and the Thirty-ninth Assignment of Availability Agreement without their further consent or action, subject to certain conditions; (ii) Officer’s Certificate No. 4-B-4, each holder of the Twenty-sixth Series Bonds has consented to the termination of the Availability Agreement and the Forty-first Assignment of Availability Agreement without their further consent or action, subject to certain conditions; and (iii) Officer’s Certificate No. 5-B-5, each holder of the Twenty-seventh Series Bonds has consented to the termination of the Availability Agreement and the Forty-second Assignment of Availability Agreement without their further consent or action, subject to certain conditions. All conditions have been satisfied. As a result of the termination of the Availability Agreement and the Assignments of Availability Agreement, neither the Bonds nor the MBFC Bonds is entitled to the security provided by the Availability Agreement and the respective Assignment of Availability Agreement.

Entry into 2025 Availability Agreement and Assignments of 2025 Availability Agreement
Immediately following the above-described termination of the Availability Agreement and the Assignments of Availability Agreement and effective as of October 1, 2025, the Company entered into a new availability agreement (the “2025 Availability Agreement”) between the Company and the 2025 Affiliate Operating Companies. The 2025 Availability Agreement provides assurances that the Company has available adequate cash resources to cover its operating expenses and interest costs and permanent shutdown costs in the event of a shortfall of funds available to the Company from sales of capacity and energy under the 2025 UPSA and from other sources. Such adequate cash resources are assured under the 2025 Availability Agreement by individually obligating the 2025 Affiliate Operating Companies to make payments or subordinated advances to the Company in accordance with the following allocation percentages – Entergy Arkansas, LLC (24.19%), Entergy Mississippi, LLC (56.38%) and Entergy New Orleans, LLC (19.43%). Pursuant to the terms of the 2025 Availability Agreement, so long as at least one 2025 Affiliate Operating Company remains a party to the 2025 Availability Agreement, any other 2025 Affiliate Operating Company may assign all or part of its rights and obligations thereunder to any other 2025 Affiliate Operating Company, and such assigning 2025 Affiliate Operating Company shall be discharged of its obligations under the 2025 Availability Agreement upon the assumption of such obligations by the remaining 2025 Affiliate Operating Company or Companies.

Immediately following the above-described entry into the 2025 Availability Agreement and effective as of October 1, 2025, to provide additional security for the respective series of Bonds, the Company, the 2025 Affiliate Operating Companies and the Mortgage Trustee executed three assignments of the 2025 Availability Agreement, one for the respective benefit of each of the Twenty-fourth Series Bonds (the “First Assignment of Availability Agreement, Consent and Agreement”), the Twenty-sixth Series Bonds (the “Second Assignment of Availability Agreement, Consent and Agreement”) and the Twenty-seventh Series Bonds (together with the First Assignment of Availability Agreement, Consent and Agreement and the Second Assignment of Availability Agreement, Consent and Agreement, the “Assignments of 2025 Availability Agreement”), with all such Assignments of 2025 Availability Agreement having been entered into concurrently. Pursuant to the terms of the Assignments of 2025 Availability Agreement, subject to the delivery of certain documents, any 2025 Affiliate Operating Company may assign to one or more other 2025 Affiliate Operating Companies its obligations and liabilities under the 2025 Availability Agreement and the Assignments of 2025 Availability Agreement.

Item 8.01. Other Events. (Entergy Corporation, Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC and Entergy New Orleans, LLC)

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01 with respect to Entergy Corporation, Entergy Arkansas, LLC, Entergy Mississippi, LLC and Entergy New Orleans, LLC. The information set forth under Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01 with respect to Entergy Corporation, Entergy Arkansas, LLC, Entergy Louisiana, LLC (solely that information appearing under the heading “Termination of Availability Agreement and Assignments of Availability Agreement”), Entergy Mississippi, LLC and Entergy New Orleans, LLC.

Item 9.01. Financial Statements and Exhibits (System Energy Resources, Inc.)

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.01	Availability Agreement dated as of October 1, 2025, between System Energy Resources, Inc. and Entergy Arkansas, LLC, Entergy Mississippi, LLC and Entergy New Orleans, LLC.

1.02
First Assignment of Availability Agreement, Consent and Agreement dated as of October 1, 2025, among System Energy Resources, Inc. and Entergy Arkansas, LLC, Entergy Mississippi, LLC and Entergy New Orleans, LLC and The Bank of New York Mellon (successor to United States Trust Company), as Mortgage Trustee.

1.03
Second Assignment of Availability Agreement, Consent and Agreement dated as of October 1, 2025, among System Energy Resources, Inc. and Entergy Arkansas, LLC, Entergy Mississippi, LLC and Entergy New Orleans, LLC, and The Bank of New York Mellon (successor to United States Trust Company), as Mortgage Trustee.

1.04
Third Assignment of Availability Agreement, Consent and Agreement dated as of October 1, 2025, among System Energy Resources, Inc. and Entergy Arkansas, LLC, Entergy Mississippi, LLC and Entergy New Orleans, LLC, and The Bank of New York Mellon (successor to United States Trust Company), as Mortgage Trustee.

1.05	Unit Power Sales Agreement, as amended effective as of October 1, 2025, among System Energy Resources, Inc. and Entergy Arkansas, LLC, Entergy Mississippi, LLC and Entergy New Orleans, LLC.

4.01	Officer’s Certificate supplemental to Mortgage and Deed of Trust of System Energy Resources, Inc. establishing additional events of default and provisions, dated as of October 1, 2025.

4.02
First Assignment of Availability Agreement, Consent and Agreement dated as of October 1, 2025, among System Energy Resources, Inc. and Entergy Arkansas, LLC, Entergy Mississippi, LLC and Entergy New Orleans, LLC and The Bank of New York Mellon (successor to United States Trust Company), as Mortgage Trustee (included in Exhibit 1.02).

4.03
Second Assignment of Availability Agreement, Consent and Agreement dated as of October 1, 2025, among System Energy Resources, Inc. and Entergy Arkansas, LLC, Entergy Mississippi, LLC and Entergy New Orleans, LLC, and The Bank of New York Mellon (successor to United States Trust Company), as Mortgage Trustee (included in Exhibit 1.03).

4.04
Third Assignment of Availability Agreement, Consent and Agreement dated as of October 1, 2025, among System Energy Resources, Inc. and Entergy Arkansas, LLC, Entergy Mississippi, LLC and Entergy New Orleans, LLC, and The Bank of New York Mellon (successor to United States Trust Company), as Mortgage Trustee (included in Exhibit 1.04).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation Entergy Arkansas, LLC Entergy Louisiana, LLC Entergy Mississippi, LLC Entergy New Orleans, LLC System Energy Resources, Inc.

By: /s/ Barrett E. Green
Barrett E. Green Vice President and Treasurer
Dated: October 3, 2025